EXECUTION COPY




                                                VIATEL, INC.




                          EURO 300,000,000 OF 12 3/4% SENIOR EURO NOTES DUE 2008



                                            PLACEMENT AGREEMENT




                                              April 14, 2000



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                                                PLACEMENT AGREEMENT


                                                                  April 14, 2000

Morgan Stanley & Co. International Limited
Chase Securities Inc.
Credit Suisse First Boston Corporation
c/o Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA
England

Dear Sirs and Mesdames:

     Viatel, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several placement agents named in Schedule I hereto (the "PLACEMENT AGENTS") an aggregate of Euro 300,000,000 principal amount of 12 3/4% Senior Euro Notes Due 2008 of the Company (the "NOTES") to be issued pursuant to the provisions of an indenture, to be dated April 20, 2000 (the "INDENTURE"), between the Company and The Bank of New York, as trustee (in such capacity, the "TRUSTEE").

     Capitalized terms used herein without definition have the respective meanings specified in the Final Memorandum (as defined below).

     The Notes will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration provided by Rule 144A under the Securities Act and outside the United States in compliance with Regulation S under the Securities Act ("REGULATION S").

     The Placement Agents and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement relating to the Notes, to be dated the date hereof, and to be substantially in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT").

     In connection with the sale of the Notes to the Placement Agents, the Company has prepared a preliminary offering memorandum issued on April 7, 2000 (the "PRELIMINARY MEMORANDUM") and a final offering memorandum, dated April 14, 2000 (the "FINAL MEMORANDUM" and, together with the Preliminary Memorandum, the "MEMORANDUM"), setting forth or including a description of the terms of the

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Notes,  the terms of the offering  and a description  of  the  Company  and  its business.

     1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to, and agrees with, you that as of the date hereof:

               (a) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and corporate authority to own its properties and to conduct its business as described in the Final Memorandum and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below) on the Company and its Subsidiaries (as defined below), taken as a whole.

               (b) Each subsidiary of the Company is listed on EXHIBIT B hereto (each a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") and, if applicable to such country, each of the Subsidiaries operating in such country has been duly incorporated or otherwise organized, is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate power and corporate authority to own its properties and to conduct its business as described in the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (as defined below) on the Company and the Subsidiaries, taken as a whole.

               (c) All of the issued shares of capital stock or other equity interests, as the case may be, of each Subsidiary of the Company have been duly authorized and are validly issued, fully paid and non-assessable and are owned, either directly or indirectly, by the Company, free and clear of all liens, encumbrances, equities or claims, other than those indicated in the Final Memorandum.

               (d) This Agreement has been duly authorized, executed and delivered by the Company.

               (e) The Notes have been duly authorized by the Company and, when issued and authenticated in accordance with the Indenture and delivered to and paid for by the Placement Agents in accordance with the terms of this Agreement and the Indenture, will (x) be valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy,insolvency, fraudulent conveyance,


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          reorganization, moratorium and other similar laws affecting creditors'
          rights generally and subject to general equitable principles (whether considered in a proceeding in equity or at law) (the "ENFORCEABILITY EXCEPTIONS"), and (y) be entitled to the benefits of the Indenture pursuant to which such Notes are to be issued, and the Registration Rights Agreement.

               (f) The Preliminary Memorandum as of the date hereof does not contain and the Final Memorandum, on the Closing Date and in the form used by the Placement Agents to confirm sales, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from either Memorandum (or any supplement or amendment thereto) based upon information relating to any Placement Agent furnished to the Company in writing by such Placement Agent expressly for use therein.

               (g) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Notes (collectively, the "TRANSACTION DOCUMENTS") and the issuance, sale and delivery of the Notes in accordance with their terms will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or by-laws of the Company, (iii) any material agreement or other instrument binding upon the Company or any of its
          Subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except with respect to clauses (i) and
          (iii) to the extent that any contravention would not have a Material Adverse Effect (as defined below) on the Company and its Subsidiaries, taken as a whole, and, no consent, approval, authorization, exemption or order of, or qualification or filing with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents (other than such consent, approval, authorization, exemption, order or other action which has been obtained), except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes, (y) such as may be required by federal and state securities laws with respect to the Company's obligations under the Registration Rights Agreement and (z) for any consents, approvals, authorizations, orders or qualifications, the failure to obtain which would not have a Material Adverse Effect on the ability of the Company to perform its obligations under the Transaction Documents.

               (h) The Indenture and the Registration Rights Agreement have been duly authorized by the Company and, when duly executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions and except that


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          (x)  rights to  indemnification  and  contribution  may be  limited by public policy and (y) provisions of the Indenture, if any, requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee may be unenforceable under principles of public policy.

               (i) The Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Final Memorandum under the heading "Description of the Notes."

               (j) Assuming the accuracy of the Placement Agents' representations contained herein and the Placement Agents' compliance with their agreements hereunder, it is not necessary to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

               (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations (a "MATERIAL ADVERSE EFFECT") of the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Memorandum, attached as EXHIBIT C; furthermore, (i) other than the transactions contemplated hereby, the Company and its Subsidiaries have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its consolidated Subsidiaries, taken as a whole, except in each case as described in the Final Memorandum.

               (l) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party, or to which any of the properties of the Company or any of its Subsidiaries is or may be subject other than proceedings accurately described in all material respects in the Final Memorandum and proceedings that are not reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under any of the Transaction Documents or to consummate the transactions contemplated by the Final Memorandum.

               (m) The Company is not, and after giving effect to the offering and sale of the Notes, and the application of the proceeds thereof as described in the Final Memorandum under the caption "Use of Proceeds," will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

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



               (n) Neither the Company nor any affiliate of the Company (as defined in Rule 501(b) of Regulation D under the Securities Act, an "AFFILIATE") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Notes in a manner that would require the registration under the Securities Act of the Notes or (ii) engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Notes in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

               (o) The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

               (p) There are no costs and liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

               (q) The Notes satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.

               (r) Except as described in the Final Memorandum, the Company and its Subsidiaries (i) have all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and have made all declarations and filings with, all federal, state, local and other governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use their properties and assets and to conduct their business in the manner described in the Final Memorandum, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates or permits or make such declarations or filings would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; and (ii) have not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

               (s) The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except
          (i) such as are reflected in the Company's financial statements or are described in the Final Memorandum; (ii) such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries; or (iii) such as do not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, binding and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries, in each case except as described in or contemplated by the Final Memorandum and subject to the Enforceability Exceptions.

               (t) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and, except as set forth in the Final Memorandum, neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be reasonably likely to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

               (u) No material labor dispute with the employees of the Company or any of its Subsidiaries exists, except as described in or contemplated by the Final Memorandum, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that might reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.

               (v) (i) The Company and its Subsidiaries are insured against such losses and risks and in such amounts as the Company reasonably believes are prudent and customary in the businesses in which they are engaged; (ii) neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and (iii)


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          neither the Company nor any such  Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, except as described in or contemplated by the Final Memorandum.

               (w) The  Company  and  its  Subsidiaries  maintain  a  system  of
          internal   accounting   controls   sufficient  to  provide  reasonable
          assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     2. AGREEMENTS TO SELL AND PURCHASE. The Company hereby agrees to sell to the several Placement Agents, and each Placement Agent upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company, the respective principal amount of Notes set forth in Schedule I hereto opposite its name at a purchase price equal to 97% of the principal amount thereof (which reflects a 3% commission) (the "PURCHASE PRICE"), plus accrued interest, if any, from April 20, 2000 to the Closing Date.

     The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. International Limited on behalf of the Placement Agents, it will not, during the period beginning on the date hereof, and continuing to and including the Closing Date, offer, sell, contract to sell or otherwise dispose of any debt of the Company or warrants to purchase debt of the Company substantially similar to the Notes (other than the sale of the Notes under this Agreement).

     3. TERMS OF OFFERING. The Placement Agents have advised the Company that the Placement Agents will make an offering of the Notes purchased by the Placement Agents hereunder on the terms set forth in the Final Memorandum, as soon as practicable after this Agreement is entered into as in the judgment of the Placement Agents is advisable.

     4. PAYMENT AND DELIVERY. Payment for the Notes shall be made to the Company in federal or other funds immediately available in New York City against delivery of such Notes at the closing to be held at the office of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, at 9:00 A.M., local time, on April 20, 2000, or at such other time on the same or such other date, not later than May 4, 2000, as shall be agreed to by the Company and

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

Morgan Stanley & Co. International Limited. The time and date of such payment are herein referred to as the "CLOSING DATE."

     Certificates for the Notes shall be in definitive form or global form, as specified by the Placement Agents, and registered in such names and in such denominations as the Placement Agents shall request in writing not later than two full business days prior to the Closing Date. The certificates evidencing the Notes shall be delivered to the Placement Agents on the Closing Date, with any transfer taxes payable in connection with the transfer of the Notes to the Placement Agents duly paid, against payment of the Purchase Price therefor.

     5. CONDITIONS TO THE PLACEMENT AGENTS' OBLIGATION. The obligations of the several Placement Agents to purchase and pay for the Notes on the Closing Date is subject to the following conditions:

               (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date,

                    (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, other than any notice which shall already have been given as of the date hereof, in the rating accorded to the Company or any of the Company's securities or in the rating outlook for the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                    (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its Subsidiaries, taken as a whole, from that set forth in the Final Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Placement Agents, is material and adverse and that makes it, in the reasonable judgment of the Placement Agents, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

               (b) The Placement Agents shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a)(i) of this Agreement and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions contained herein on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering


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


          such certificate may rely upon the best of his or her knowledge as to any proceedings threatened.

               (c) The Placement Agents shall have received, (A) on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Placement Agents, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Final Memorandum and (B) on the date hereof, letters dated the date hereof, in form and substance satisfactory to the Placement Agents, from KPMG LLP, independent public accountants, with respect to agreed-upon procedures to be applied to information contained in the Final Memorandum with respect to billable minutes, revenue per billable minute and number of customers, PROVIDED THAT the letters delivered pursuant to Section 5(c)(A) and Section 5(c)(B) shall use a "cut-off date" not earlier than 2 business days prior to the date hereof.

               (d) The Placement Agents shall have received on the Closing Date an opinion of Kelley Drye & Warren LLP, outside counsel to the Company, dated the Closing Date, to the effect set forth in EXHIBIT D. Such opinion shall be rendered to the Placement Agents at the request of the Company and shall so state therein.

               (e) The Placement Agents shall have received on the Closing Date opinions of foreign local counsel in Germany, Switzerland, Italy, France, Belgium, Spain, The Netherlands and the United Kingdom, dated the Closing Date, each to the effect set forth in EXHIBIT E or as to such other form as agreed to by the Placement Agents. Such opinions shall be rendered to the Placement Agents at the request of the Company and shall so state therein.

               (f) The Placement Agents shall have received on the Closing Date an opinion of Morrison & Forester, LLP, special U.S. communications counsel to the Company, together with an opinion of Nebraska counsel, each dated the Closing Date, substantially to the effect set forth in EXHIBIT F. Such opinions shall be rendered to the Placement Agents at the request of the Company and shall so state therein.

               (g) The Placement Agents shall have received on the Closing Date an opinion of Shearman & Sterling, counsel to the Placement Agents, dated the Closing Date, in form and substance satisfactory to you.

               (h) The Registration Rights Agreement shall be executed and in full force and effect.


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


                  (i) The Placement Agents shall have received such other documents and certificates as are reasonably requested by the Placement Agents or their counsel.

     6. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Placement Agents contained in this Agreement, the Company covenants with each Placement Agent as follows:

               (a) To use its best efforts to furnish to each Placement Agent in New York City, without charge, prior to 9:00 a.m. New York City time on April 19, 2000 and during the period mentioned in Section 6(c), as many copies of the Final Memorandum, any supplements and amendments thereto and any documents incorporated by reference therein as you may reasonably request.

               (b) Before amending or supplementing the Final Memorandum, to furnish to each Placement Agent a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement without the consent of Morgan Stanley & Co. International Limited, which consent shall not be unreasonably withheld or delayed.

               (c) If, during such period after the date hereof and prior to the date on which all of the Notes shall have been sold by the Placement Agents, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel to the Placement Agents it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Placement Agents, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as so amended or supplemented, will comply with applicable law.

               (d) To endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agents shall reasonably request; PROVIDED THAT in no event shall the Company be obligated to qualify to do business in any jurisdiction in which it is not now so qualified or to take any action which would subject it to taxation in any jurisdiction in which it is not now so subject or to service or process in suits, other than those arising out of the offering or sale of the Notes in any jurisdiction in which it is not now so subject.

               (e) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all reasonable expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation of each Final Memorandum and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the fees and disbursements of the Company's counsel and accountants and the Trustee and its counsel,
          (iv) the qualification of such Notes under securities or Blue Sky laws in accordance with the provisions of Section 6(d), including filing fees and the fees and disbursements of one counsel for the Placement Agents in connection therewith and in connection with the preparation of any Blue Sky or legal investment memoranda, (v) the printing and delivery to the Placement Agents in quantities as hereinabove stated of copies of the each Memorandum and any amendments or supplements thereto, (vi) any fees charged by rating agencies, (vii) all reasonable document production charges and expenses of one counsel to the Placement Agents (but not including their fees for professional services) in connection with the preparation of this Agreement, (viii) the fees and expenses, if any, incurred in connection with the admission of such Notes for trading in the Private Offerings, Resales and Trading through Automatic Linkages ("PORTAL") Market or any other appropriate market system, (ix) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering, whether by traditional or electronic means, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, and (x) such other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 and
          Section 11, the Placement Agents will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Notes by them and any advertising expenses connected with any offers they may make.

               (f) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which would be integrated with the sale of the Notes in a manner which would require the registration under the Securities Act of such Notes.

               (g) Neither the Company nor any Subsidiary will solicit any offer to buy or offer or sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Rule 502(c) under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act, except as may be contemplated by the Registration Rights Agreement.

               (h) While any of the Notes remain "restricted securities" within the meaning of Rule 144 under the Securities Act, to make available, upon request, to any seller of such Notes the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

               (i) Except as may be contemplated by the Registration Rights Agreement, none of the Company, its Affiliates or any person acting on its or their behalf (other than the Placement Agents) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Notes and the Company and its Affiliates and each person acting on its or their behalf (other than the Placement Agents) will comply with the offering restrictions of Regulation S.

               (j) To refuse, and to cause the Trustee or the registrar and transfer agent, as the case may be, to refuse, to register any transfer of the Notes sold pursuant to Regulation S if such transfer is not made in accordance with the provisions of Regulation S and the Indenture.

               (k) To use its reasonable best efforts to permit the Notes to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market.

               (l) The Company shall not, and shall use its best efforts to cause its Affiliates not to, purchase and then resell or otherwise transfer any Notes.

               (m) It will use reasonable best efforts to permit the inclusion of the Notes in the regulated unofficial market (Freiverkehr) on the Frankfurt Stock Exchange, or another European Stock Market, within six months after the Closing Date.

     7. OFFERING OF NOTES; RESTRICTIONS ON TRANSFER. (a) Each Placement Agent, severally and not jointly, represents and warrants that such Placement Agent is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Placement Agent agrees with the Company that (i) it will not solicit offers for, or offer or sell, Notes by any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, other QIBs and (B) in the case of offers outside the United States, to persons other than U.S. persons ("foreign purchasers," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Notes are deemed to have represented and agreed as provided in either Memorandum under the caption "Transfer Restrictions."

               (b) Each Placement Agent, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                  (i) it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Notes, or possession or distribution of the Final Memorandum or any other offering or publicity material relating to the Notes, in any country or jurisdiction where action for that purpose is required;

                  (ii) such Placement Agent will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Notes or has in its possession or distributes the Final Memorandum or any such other material, in all cases at its own expense;

                  (iii) the Notes have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or outside the United States or to, or for the account or benefit of, non-U.S. persons except in accordance with Regulation S under the Securities Act, or pursuant to another exemption from the registration requirements of the Securities Act;

                  (iv) such Placement Agent has offered the Notes and will offer and sell the Notes (A) as part of their distribution at any time and
         (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a); accordingly, neither such Placement Agent, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Notes, and any such Placement Agent, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;

                  (v) such Placement Agent has (A) not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
         (B) complied and will comply with all applicable provisions of the Financial Services Act 1996 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United
         Kingdom; and (C) only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Notes to a person who is of a kind described in
         Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions)

     Order 1996, or is a person to whom such document may otherwise lawfully be issued or passed on;

                  (vi) such Placement Agent understands that the Notes have not been and will not be registered under the Securities and Exchange Law of Japan, and represents that it has not offered or sold, and agrees that it will not offer or sell, any Notes directly or indirectly in Japan or for the account of any resident thereof except pursuant to any exemption from the registration requirements of the Securities and Exchange Law of Japan and otherwise in compliance with applicable provisions of Japanese law; and

                  (vii) such Placement Agent agrees that, at or prior to confirmation of sales of the Notes, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the restricted period a confirmation or notice to substantially the following effect:

                           "The Notes  covered  hereby have not been  registered
                  under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

     Terms used in this Section 7(b) have the meanings given to them by Regulation S.

     8. INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Company agrees to indemnify and hold harmless each Placement Agent, and each person, if any, who controls such Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in each Memorandum (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agents furnished to the Company in writing by the Placement Agents expressly for use therein.

                  (b) Each Placement Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Placement Agent, but only with reference to information relating to such Placement Agent furnished to the Company in writing by such Placement Agent expressly for use in either Memorandum or any amendments or supplements thereto.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any provision of Section 8(a) or Section 8(b), such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8, except to the extent that it has been prejudiced in any material respect by such failure, or from any liability it may otherwise have) and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. International Limited in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, which consent may not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder (whether or not any indemnified party is an actual or potential party to such proceeding) by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in any provision of Section 8(a) or Section 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such section, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, from the offering of such Notes, or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Placement Agents in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agents, on the other hand, in connection with the offering of the Notes shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Notes (net of discounts and commissions but before deducting expenses) received by the Company and the total discounts and commissions received by the Placement Agents in respect thereof bear to the aggregate offering price of the Notes. The relative fault of the Company, on the one hand, and the Placement Agents, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Placement Agents' respective obligations to contribute pursuant to this
Section 8 are several in proportion to the respective principal amount of Notes they have purchased hereunder, and not joint.

                  (e) The Company and the Placement Agents agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Placement Agents shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes resold by it in the initial placement of such Notes were offered to investors exceeds the amount of any damages that such Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Placement Agent or any person controlling any Placement Agent or by or on behalf of the Company, or any of its officers or directors or any person controlling the Company, and (iii) acceptance of and payment for any of the Notes.

     9. TERMINATION. This Agreement shall be subject to termination by notice given by the Placement Agents to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv) above, such event, singly or together with any other such event, makes it, in your judgment, impracticable to market the Notes on the terms and in the manner contemplated in the Final Memorandum.

     10. EFFECTIVENESS; DEFAULTING PLACEMENT AGENTS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     If, on the Closing Date, any one or more of the Placement Agents shall fail or refuse to purchase Notes that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Notes which such defaulting Placement Agent or Placement Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, the other Placement Agents shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Placement Agents, or in such other proportions as you may specify, to purchase the Notes which such defaulting Placement Agent or Placement

Agents agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the principal amount of Notes that any Placement Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Notes without the written consent of such Placement Agent. If, on the Closing Date, any Placement Agent or Placement Agents shall fail or refuse to purchase Notes which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Placement Agent or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Placement Agent from liability in respect of any default of such Placement Agent under this Agreement.

     If this Agreement shall be terminated by the Placement Agents, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement (other than by reason of a breach of this Agreement by any of the
Placement Agents), the Company will reimburse the Placement Agent or such Placement Agents as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by such Placement Agents in connection with this Agreement or the offering contemplated hereunder.

     11. NOTICES. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally to the parties hereto as follows:

                     (a)      If to the Placement Agents:

                              Morgan Stanley & Co. International Limited
                              25 Cabot Square
                              Canary Wharf
                              London E14 4QA
                              England
                      Attention: High Yield Capital Markets

                      (b)      If to the Company:

                               Viatel, Inc.
                               685 Third Avenue
                               New York, New York  10017
                               Attention:    James P. Prenetta
                                             Senior Vice President and General
                                              Counsel

                               with a copy to:

                               Kelley Drye & Warren LLP
                               101 Park Avenue
                               New York, New York  10178
                               Attention:    Patricia M. Lee

     12.   COUNTERPARTS.   This  Agreement  may  be  signed  in  any  number  of
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

             [THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     Please confirm your agreement to the foregoing by signing in the space provided below for that purpose and returning to us a copy hereof, whereupon this Agreement shall constitute a binding agreement between Viatel, Inc. and the Placement Agents.

                                              Very truly yours,


                                              VIATEL, INC.

                                              By: /s/ Allan L. Shaw
                                                 -----------------------
                                                 Name:  Allan L. Shaw
                                                 Title: Chief Financial Officer

Agreed, April       , 2000

MORGAN STANLEY & CO. INTERNATIONAL LIMITED
CHASE SECURITIES INC.
CREDIT SUISSE FIRST BOSTON CORPORATION

Acting severally on behalf of the Placement Agents named in Schedule I hereto

By:  Morgan Stanley & Co. International Limited



By:  /s/ Alan Jones
     ______________________________
     Name:  Alan Jones
     Title: Managing Director

                                                                      SCHEDULE I


                                                       Principal Amount of Notes
               Placement Agent                                   to Be Purchased
--------------------------------------------------------------------------------
Morgan Stanley & Co.  International Limited . . . . .          Euro  240,000,000
Chase Securities Inc. . . . . . . . . . . . . . . . .          Euro   30,000,000
Credit Suisse First Boston Corporation . . . . . . .           Euro   30,000,000
         Total: . . . . . . . . . . . . . . . . . . .          Euro  300,000,000

                                                                       EXHIBIT A

                       FORM OF REGISTRATION RIGHTS AGREEMENT

                                                                       EXHIBIT B

                            SUBSIDIARIES OF VIATEL, INC.

                                                   Jurisdiction of Incorporation
United States Subsidiary                 or Organization/ Foreign Qualifications
------------------------                 ---------------------------------------

Destia.com, Inc.                                     Delaware
Destia Communications, Inc.                          Delaware, NY
Off the Mall Advertising Inc.                        Delaware
Viatel Argentina Holdings, Inc.                      Delaware
Viatel Argentina Management, Inc.                    Delaware
Viatel Brazil Holdings, Inc.                         Delaware
Viatel Brazil Management, Inc.                       Delaware
Viatel Cable Assets Inc.                             Delaware
Viatel Circe Cable System, Limited                   Delaware
Viatel Columbia Management, Inc.                     Delaware
Viatel Development Company                           Delaware, TX
Viatel Finance Company L.L.C.                        Delaware
Viatel Finland, Inc.                                 Delaware
Viatel Finland, Inc.                                 Delaware
Viatel Global Communications, Ltd.                   Delaware
Viatel Nebraska, Inc.                                Delaware
Viatel New Jersey, Inc.                              DE, NJ
Viatel Sales U.S.A., Inc.                            DE, IN, CA, IL, CO
Viatel Services, Inc.                                All States
Viatel Sweden, Inc.                                  Delaware
Viatel Virginia, Inc.                                Delaware
VYTL LLC                                             Delaware (pending)
Voicenet Corporation                                 New York
YYC Communications, Inc.                             DE, NY

Name of Foreign Subsidiary                           Country
--------------------------                           -------

Econophone GmbH                                      Austria

CallBvBa                                             Belgium
Econophone NV                                        Belgium
Viaphone NV/SA                                       Belgium
Viatel Belgium S.A./N.V                              Belgium

Destia Communications Canada Inc.                    Canada

Viacol Ltda.                                         Columbia

Destia Communications SA                             France
Viatel Operations S.A.                               France
Viatel S.A.                                          France
VPN S.A.R.L.                                         France

Econophone GmbH                                      Germany
Teleriffic Global Communications GmbH                Germany
Viatel Communcations Gmbh                            Germany
(Formerly Viaphone GmbH
Viatel GmbH                                          Germany
Viatel German Asset GmbH                             Germany
Viatel Global Communications GmbH                    Germany
ViCaMe Infrastructure Development GmbH               Germany

Econophone (Hellas), SA                              Greece

Call the World                                       Ireland
Destia Communications                                Ireland
Destia Communications Services, Ltd.                 Ireland

Viatel Global Communications S.p.A.                  Italy
Viatel S.R.L.                                        Italy

Econophone Netherlands B.V.                          Netherlands
Strijk B.V.                                          Netherlands
Viafoperations Communications B.V.                   Netherlands
Viatel Global Communications B.V.                    Netherlands

Viatel European Holding S.R.L.                       Spain
Viafon Dat Iberica, S.A.                             Spain
Viatel Global Communications Espana S.A.             Spain

Name of Foreign Subsidiary                           Country
--------------------------                           -------

Econophone AG                                       Switzerland
Econophone Services GmbH                            Switzerland
Phonecentre GmbH                                    Switzerland
Viaphone AG                                         Switzerland
Viatel AG                                           Switzerland

Amber Hold, Limited                                 United Kingdom
America 1st Limited                                 United Kingdom
Destia Communications, Limited                      United Kingdom
Destia Communications Holdings, Limited             United Kingdom
Destia Network Services Limited                     United Kingdom
Econophone, Limited                                 United Kingdom
Network Managed Services Limited                    United Kingdom
Viatel Communications U.K. Limited                  United Kingdom(in formation)
Viatel Austria, Limited                             United Kingdom
Viatel Belgium Limited                              United Kingdom
Viatel Cable Assets Limited                         United Kingdom
Viatel Communications Limited                       United Kingdom
Viatel (I) Limited                                  United Kingdom
Viatel Spain Limited                                United Kingdom
Viatel U.K. Limited                                 United Kingdom
Viatel Global Communications (UK) Limited           United Kingdom
Viatel Cables Limited                               United Kingdom
Viatel Holdings (UK) Limited                        United Kingdom
WaveTech, Limited                                   United Kingdom
WaveTech Network Services Limited                   United Kingdom

                                                 * * * * * * * * *

                                                                       EXHIBIT C

                                       FINAL MEMORANDUM,
                                     DATED APRIL 14, 2000

                                                                       EXHIBIT D

                               FORM OF OPINION OF
                            KELLEY DRYE & WARREN LLP

                  Pursuant to Section 5(d) of the Placement Agreement, Kelley Drye & Warren LLP shall deliver an opinion to the effect that:

               (A) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and corporate authority to own its properties and to conduct its business as described in the Final Memorandum (references herein to the Final Memorandum being taken to mean the same, as amended or supplemented), and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole;

               (B) the Company has all necessary  corporate power and authority, and has taken all necessary corporate action, to duly and validly authorize the issuance and sale of the Notes, the execution, delivery and performance of, and the consummation of the transactions contemplated in, this Agreement, the Indenture and the Registration Rights Agreement (such documents shall, hereinafter, be referred to collectively as, the "Transaction Documents" and such transactions shall, hereinafter, be referred to collectively as, the "Contemplated Transactions"), and no other corporate proceedings by the Company are necessary to authorize the execution and delivery by the Company of the Transaction Documents or the performance by the Company of the Contemplated Transactions;

               (C) the Placement Agreement has been duly authorized, executed and delivered by the Company;

               (D) the Notes have been duly authorized, executed, and issued by the Company and, assuming due authentication thereof by the Trustee in accordance with the terms of the Indenture and upon payment and delivery in accordance with the terms of the Placement Agreement, will
          (x) constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and equitable principles (whether considered in a proceeding in equity or at law) and (y) be entitled to the benefits of the Indenture and the Registration Rights Agreement;

               (E) each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar state or federal laws affecting the rights and remedies of creditors generally and general equitable principles (whether considered in a proceeding in equity or at law),
          (y) rights to indemnification and contribution may be limited by public policy and (z) provisions of the Indenture, if any, requiring any waiver of stay or extension laws, diligent performance or other acts on the part of the Trustee may be unenforceable under principles of public policy;

               (F) neither the execution, delivery nor performance by the Company of its obligations under the Transaction Documents nor the issuance, sale and delivery of the Notes in accordance with their terms will contravene (i) the DGCL or any U.S. federal or New York State law, statute, ordinance, rule, regulation, judgment, order or decree applicable to the Company or any of its assets or properties, whether owned or leased, (ii) the Certificate of Incorporation or By-laws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its Subsidiaries that is material to the Company and its Subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Subsidiary, except, in the case of clauses (i), (iii) and (iv), for such contraventions which would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole and, except as may be required under applicable state securities or Blue Sky laws, and except for the filing of registration statements under the Securities Act and qualification of the Indenture under the Trust Indenture Act in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or qualification with, any U.S. federal or New York or Delaware state governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents;

               (G) to the best knowledge of such counsel, there is no legal or governmental proceeding, now pending or threatened, to which the Company or any of its Subsidiaries is a party or to which any of the properties of the Company or any of its Subsidiaries is or may be subject that is required to be disclosed in the Final Memorandum and that is not so disclosed, or which could reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations under the Transaction Documents or to consummate the transactions contemplated by the Final Memorandum;

               (H) the Company is not, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Memorandum, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (I) the statements in the Final Memorandum under the captions "Business -- Legal Proceedings," "Description of Certain Indebtedness," "Description of the Notes," "Private Placement" and "Transfer Restrictions," in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, constitute accurate summaries of the matters described therein in all material respects;

               (J) the statements in the Final Memorandum under the caption "Certain Income Tax Considerations -- Certain United States Federal Income Tax Considerations," insofar as such statements constitute summaries of certain U.S. federal income tax laws and regulations, constitute accurate summaries of the matters described therein in all material respects;

               (K) based upon the representations, warranties, and agreements of the Company in the Placement Agreement and of the Placement Agents in
          Section 7 of the Placement Agreement, it is not necessary in connection with the offer, sale and delivery of the Notes to the Placement Agents under the Placement Agreement or in connection with the initial resale of such Notes by the Placement Agents solely in accordance with Section 7 of the Placement Agreement, to register the Notes under the Securities Act, it being understood that no opinion is expressed as to any subsequent resale of any Note; and

               (L) any document filed by the Company with the Securities and Exchange Commission and incorporated by reference in the Final Memorandum or from which information is so incorporated by reference, when it was filed or became effective, as the case may be, complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and the rules and regulations promulgated thereunder.

                                       * * * * * * * * *

                                  ATTACHMENT A

                                       TO

                    FORM OF KELLEY DRYE & WARREN LLP OPINION


     In the course of the preparation by the Company of the Final Memorandum, we have participated in conferences with officers, directors and representatives of the Company, its independent auditors, officers, directors and your representatives and representatives of your counsel at which conferences the contents of the Final Memorandum and related matters were discussed. Although we have not independently verified the accuracy or completeness of, or otherwise verified the statements made in the Final Memorandum (other than as expressly provided above), nothing has come to our attention that has led us to believe that the Final Memorandum, as of its date or the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order the make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, we are not expressing any belief as to the financial statements and supporting notes and schedules and other financial data contained in the Final Memorandum.

                                                                       EXHIBIT E

                      FORM OF FOREIGN LOCAL COUNSEL OPINION


     (A) [________] (the "Company") has been duly incorporated, is validly existing as a company under the laws of [Name of Country], has the corporate power and authority to own its property and to conduct its business as described in the Offering Memorandum of Viatel, Inc. dated April ___, 2000 (the "Final Memorandum") and is duly qualified to transact business in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification (except to the extent that the failure to be so qualified would not in our view have a Material Adverse Effect on the Company and its subsidiaries taken as a whole).

     (B) The Company has no subsidiaries.

     (C) The Company has all materially necessary certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and has made all declarations and filings with all relevant governmental authorities, all self-regulatory organizations and all relevant courts and tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Final Memorandum, and, to the best of our knowledge, after due inquiry has not received any notice of proceedings relating to revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, nor is the Company in violation of, or in default under, any federal, state, local, national or regional law, regulation, rule, decree, order or judgment applicable to the Company, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, except as described herein or in the Final Memorandum.

     (D) The statements in the Final Memorandum under the caption "Business -- [_______]" are accurate in all material respects and fairly summarize all matters referred to therein.

     (E) There are no restrictions (legal, contractual or otherwise) on the ability of the Company to declare and pay any dividend or make any payment or transfer of property or assets to its stockholders other than those described in the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and such descriptions, if any, fairly summarize such restrictions.

                                * * * * * * * * *

                                                                       EXHIBIT G

                     FORM OF U.S. REGULATORY COUNSEL OPINION


     Pursuant to Section 5(f) of the Placement Agreement, Morrison & Foerster LLP, regulatory counsel for the Company, shall furnish an opinion to the effect that:

                  (A) (1) the execution and delivery of the Placement Agreement by the Company and the consummation of the transactions contemplated thereby do not violate (i) the federal Communications Act of 1934, as amended, and the Telecommunications Act of 1996, any rules or regulations of the Federal Communications Commission ("FCC") applicable to the Company (collectively, the "Communications Act"), (ii) any state telecommunications law, rules or regulations ("State Law") applicable to the Company, and (iii) to the best of such counsel's knowledge, any decree from any court, and (2) no consent, approval, authorization or order of or filing with the FCC or any state authority overseeing telecommunications matters ("State Authority") is necessary for the execution and delivery of the Placement Agreement by the Company and except to the extent that the failure to obtain such consents, approvals, authorizations or orders or to make filings with the FCC or any State Authority would not, individually or in the aggregate, have a material adverse effect on the prospects, condition (financial or otherwise) or on the earnings, business or operations of the Company and the subsidiaries listed in Schedule B to the Purchase Agreement (the "Subsidiaries") taken as a whole;

                  (B) except as  indicated  in this  paragraph B, to the best of our knowledge, (1) the Company and its Subsidiaries have made all reports and filings, and paid all fees, required by the FCC and the State Authorities, and have all certificates, orders, permits, licenses, authorizations, consents and approvals of and from, and have made all filings and registrations, with the FCC and the State Authorities necessary to own, lease, license and use its properties and assets and to conduct its respective business in the manner described in the Final Memorandum, except for those filings, fees, and approvals the failure to obtain or file of which would not have material adverse effect on the financial condition, or on the earnings, business, or operations of the Company and its Subsidiaries, taken as a whole; (2) has not received any notice of proceedings relating to the violation, revocation or modification of any such certificates, orders, permits, licenses, authorizations, consents or approvals, or the qualification or rejection of any such filing or registration, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company, taken as a whole; and (3) neither the Company nor its Subsidiaries is in violation of, or in default under, the Communications Act or State Law, the effect of which, singly or in the aggregate, would have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole;

                  (C) to the best of such counsel's  knowledge after due inquiry
         (i) no adverse judgment, decree or order of the FCC or any State Authority has been issued against the Company or its Subsidiaries and
         (ii) no litigation, proceeding, inquiry or investigation has been commenced or threatened against the Company or its Subsidiaries before or by the FCC or any State Authority which, if decided adversely to the interests of the Company or its Subsidiaries would have a material adverse effect on the Company and its Subsidiaries, taken as a whole; and

                  (D) the statements in the Final Memorandum under the captions "Risk Factors -- Competition," "Risk Factors -- Substantial Government Regulation," and "Business -- Government Regulation," insofar as such statements constitute a summary of the legal matters, documents or proceedings of the FCC and State Authorities with respect to telecommunications regulation referred to therein, fairly summarize the matters referred to therein.

                                * * * * * * * * *